Exhibit 99.7a

                                                                  EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of May 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), American Home Mortgage Corp., as seller (the "Seller"), American Home Mortgage Servicing, Inc., as servicer (the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-8AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Mortgage Loan Sale And Servicing Agreement, dated as of January 1, 2006 (the "January Purchase Agreement), and a certain Amended and Restated Purchase Price and Terms Letter, dated as of February 21, 2006, (the "Terms Letter," together with the January Purchase Agreement and as further amended or modified to the date hereof, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans; and, in connection with the transfer of the Mortgage Loans hereunder, the Seller and Servicer agree that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the January Purchase Agreement;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1. Assignment and Assumption

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on


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behalf of the Trust, hereby accepts such assignment from the Depositor (the
"Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2. Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 28 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement") for the Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, Series 2006-8AR, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.



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      3. Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, MSMCI, Seller and Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Sections 7.01 and 7.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to: 50922500, MSM 2006-8AR

      The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-8AR
            Office Number:  (410) 884-2000
            Telecopier: (410) 715-2380



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

      5. Amendments to the Agreement

      The parties to this Assignment hereby agree to amend the Agreement as follows with respect to the Specified Mortgage Loans:

            (a) "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

            (b) The definition of "Servicing Fee Rate" in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

                  "Servicing Fee Rate: With respect to each Mortgage Loan, 0.375% per annum."

            (c) The last paragraph of Subsection 11.01 of the Agreement is hereby deleted in its entirety.

            (d) Subsection 11.14(b) is hereby amended and restated as follows:

                  "all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.14 and Subsection 11.16, plus"

            (e) Subsection 11.16(i) is hereby amended and restated as follows:

                  "(i) for any Mortgage Loan and on any Remittance Date that the distribution of all Liquidation Proceeds, REO Proceeds and other payments or recoveries, (including Insurance Proceeds and Condemnation Proceeds) occurs with respect to such Mortgage Loan, or"

            (f) Subsection 11.22 of the Agreement shall be inapplicable.

            (g) Subsection 13.01(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"

            (h) Subsection 13.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(b) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty
                  (60) days (or, in the case of the officer's certificate or the annual assessment of servicing compliance or the annual independent public accountants' servicing report required under Subsection 34.04 or Subsection 34.05, or the certification required under clause (iv) of Subsection 34.05, five (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"



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

            (i) The last sentence of Subsection 14.02 of the Agreement is hereby amended and restated in its entirety as follows:

                  "The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser."

            (j) Subsection 34.03(d) of the Agreement is hereby amended and restated in its entirety as follows:

                  "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser in writing of (A) any material litigation or governmental proceedings pending against the Servicer, any Subservicer or any Third-Party Originator that would be material to a security holder, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement related thereto, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any applicable Reconstitution Agreement related thereto and (ii) provide to the Purchaser a description of such proceedings, affiliations or relationships."

            (k) Subsection 34.03(f) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                        (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                        (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and



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

                        (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (l) The following paragraph is hereby incorporated into the Agreement as new Subsection 34.03 (g):

                  "(g) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."

            (m) Subsections 34.05(a)(iii) and 34.05(a)(iv) is hereby replaced in their entirety with the following:

                  "(iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Subsection 34.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser an assessment of compliance and accountants' attestation as and when provided in paragraphs (ii) and
                  (iii) of this Section; and

                  (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iv) above, to the Purchaser and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the company, in the form attached hereto as
                  Exhibit 16. In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto."

            (n) The last paragraph of Subsection 34.05 is hereby amended and restated in its entirety as follows:

                  "The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans."

            (o) The third sentence of Subsection 34.06(a) is hereby amended and restated in its entirety as follows:



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

                  "The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 34.02, 34.03(c), (e), (f) and (g), 34.04, 34.05 and 34.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Subsection 34.03(d) of this Agreement."

            (p) Subsection 34.06 (b) of the Agreement is hereby amended and restated in its entirety as follows:

                  "It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

                  As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of Subsections 34.03(f), 34.03(g), 34.05 and 34.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Subsection 34.05, in each case as and when required to be delivered."

            (q) Subsection 34.07(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, each sponsor and issuing entity; each Person (including, but not limited to any Master Servicer) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other


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                  costs, fees and expenses that any of them may sustain
                  arising out of or based upon:

                        (i)(A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification, accountants' letter or other material provided under
                        Section 34 by or on behalf of the Servicer, or provided under Section 34 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                        (ii) any breach by the Servicer of its obligations under this Section 34, including particularly any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under Sections 34.03, 34.04 and 34.05, including any failure by the Servicer to identify pursuant to Subsection 34.06(a) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                        (iii) any breach by the Servicer of a representation or warranty set forth in Subsection 34.03(g) or in a writing furnished pursuant to Subsection 34.03(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 34.03(h) to the extent made as of a date subsequent to such closing date; or

                        (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Section 34.

                  If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

                  In the case of any failure of performance described in clause (b)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for


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

                  execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

            (r) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 34.07(b)(i) of the Agreement:

                  "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

            (s) The following paragraph is hereby incorporated into the Agreement as new Section 35:

                  "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 12.01 and 34.05, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (t) Exhibit 9 to the Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Assignment as Exhibit II.

            (u) Exhibit 16 to the Agreement is hereby replaced in its entirety with Exhibit A-1 attached to this Assignment.

            (v) Exhibit 17 to the Agreement is hereby replaced in its entirety with Exhibit B-1 attached to this Assignment.

            (w) The Agreement is hereby modified to require that the Servicer shall also provide each notice or delivery required by Section 302 of the Sarbanes-Oxley Act of 2002 or Regulation AB to any Master Servicer that the Servicer is obligated to provide to the Purchaser, and each assessment, certification or other document required to be addressed to the Purchaser pursuant to Section 34 of the Sale and Servicing Agreement shall be addressed to the Purchaser and the Master Servicer.

            (x) Written notice provided to the Purchaser and any Master Servicer in compliance with Sections 34.03(d), (e) or (f) of the Sale and Servicing Agreement shall be substantially in the form of Exhibit C to this Assignment.

      6. Indemnification

      The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and


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Servicing Agreement or the negligence, bad faith or willful misconduct of the
Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

      7. Continuing Effect

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      8. Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      9. Notices

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-8AR


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-8AR



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      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2006-8AR

      In the case of the Seller:

            American Home Mortgage Corp.
            538 Broadhollow Road
            Melville, NY 11747
            Attention: General Counsel

         with a copy to:

            Alan B. Horn, General Counsel
            American Home Mortgage Corp.
            538 Broadhollow Road
            Melville, NY  11747

      In the case of the Servicer:

            David Friedman
            American Home Mortgage Servicing, Inc.
            4600 Regent Blvd, Suite 200
            Irving, TX  75063

         with a copy to:

            Alan Horn, General Counsel
            American Home Mortgage Servicing, Inc.
            538 Broadhollow Road
            Melville, NY  11747

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      10. Ratification

       Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      11. Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12. Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                          MORGAN STANLEY MORTGAGE CAPITAL INC.


                                          By: /s/ Valerie Kay
                                              ________________________________
                                              Name: Valerie Kay
                                              Title: Vice President

                                          MORGAN STANLEY CAPITAL I INC.


                                          By: /s/ Valerie Kay
                                              ________________________________
                                              Name: Valerie Kay
                                              Title: Vice President

                                          AMERICAN HOME MORTGAGE CORP.


                                          By: /s/ Alan B. Horn
                                              ________________________________
                                              Name: Alan B. Horn
                                              Title: Executive Vice President
                                                     General Counsel & Secretary

                                          AMERICAN HOME MORTGAGE SERVICING,
                                            INC.


                                          By: /s/ Alan B. Horn
                                              ________________________________
                                              Name: Alan B. Horn
                                              Title: Executive Vice President
                                                     General Counsel & Secretary

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia M. Russo
    ___________________________________
    Name: Patricia M. Russo
    Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-8AR


By: /s/ Susan L. Feld
    ___________________________________
Name: Susan L. Feld
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

               [see Schedule A to Pooling and Servicing Agreement]

----------------------------------------------------------------------------------------------------
Exhibit IIA: Standard File Layout - Delinquency Reporting
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Column/Header Name                                Description                 Decimal  Format
                                                                                       Comment
----------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the
                                   Servicer.  This may be different than the
                                   LOAN_NBR
----------------------------------------------------------------------------------------------------
LOAN_NBR                           A unique identifier assigned to each loan
                                   by the originator.
----------------------------------------------------------------------------------------------------
CLIENT_NBR                         Servicer Client Number
----------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by an
                                   external servicer to identify a group of
                                   loans in their system.
----------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
----------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                 Last name of the borrower.
----------------------------------------------------------------------------------------------------
PROP_ADDRESS                       Street Name and Number of Property
----------------------------------------------------------------------------------------------------
PROP_STATE                         The state where the  property located.
----------------------------------------------------------------------------------------------------
PROP_ZIP                           Zip code where the property is located.
----------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment is        MM/DD/YYYY
                                   due to the servicer at the end of processing
                                   cycle, as reported by Servicer.
----------------------------------------------------------------------------------------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim              MM/DD/YYYY
                                   was filed.
----------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy
                                   was filed.
----------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to
                                   the bankruptcy filing.
----------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy            MM/DD/YYYY
                                   has been approved by the courts
----------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From                   MM/DD/YYYY
                                   Bankruptcy. Either by Dismissal, Discharged
                                   and/or a Motion For Relief Was Granted.
----------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved           MM/DD/YYYY
                                   By The Servicer
----------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For
                                   A Loan Such As;
----------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is               MM/DD/YYYY
                                   Scheduled
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                   To End/Close
----------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually            MM/DD/YYYY
                                   Completed
----------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the             MM/DD/YYYY
                                   servicer with instructions to begin
                                   foreclosure proceedings.
----------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to               MM/DD/YYYY
                                   Pursue Foreclosure
----------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney            MM/DD/YYYY
                                   in a Foreclosure Action
----------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is             MM/DD/YYYY
                                   expected to occur.
----------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.            MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the         2     No
                                   foreclosure sale.                                   commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
EVICTION_START_DATE                The date the servicer initiates eviction            MM/DD/YYYY
                                   of the borrower.
----------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal                    MM/DD/YYYY
                                   possession of the property from the
                                   borrower.
----------------------------------------------------------------------------------------------------
LIST_PRICE                         The price at which an REO property is         2     No
                                   marketed.                                           commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
LIST_DATE                          The date an REO property is listed at a             MM/DD/YYYY
                                   particular price.
----------------------------------------------------------------------------------------------------
OFFER_AMT                          The dollar value of an offer for an REO       2     No
                                   property.                                           commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin           MM/DD/YYYY
                                   or by the Servicer.
----------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                   The date the REO sale of the property is            MM/DD/YYYY
                                   scheduled to close.
----------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------
OCCUPANT_CODE                      Classification of how the property is
                                   occupied.
----------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                A code that indicates the condition of
                                   the property.
----------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE               The date a  property inspection is                  MM/DD/YYYY
                                   performed.
----------------------------------------------------------------------------------------------------
APPRAISAL_DATE                     The date the appraisal was done.                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------
CURR_PROP_VAL                      The current "as is" value of the              2
                                   property based on
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                   brokers price opinion or appraisal.
----------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if     2
                                   repairs are completed pursuant to a
                                   broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------------
If applicable:
--------------
----------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower
                                   to stop paying on a loan. Code indicates
                                   the reason why the loan is in default for
                                   this cycle.
----------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed             MM/DD/YYYY
                                   With Mortgage Insurance Company.
----------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed            No commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed           MM/DD/YYYY
                                   Claim Payment
----------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On     2     No commas(,)
                                   Claim                                               or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance            MM/DD/YYYY
                                   Company
----------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance     2     No commas(,)
                                   Company                                             or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was            MM/DD/YYYY
                                   Issued By The Pool Insurer
----------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance        2     No commas(,)
                                   Company                                             or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD           MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed             2     No commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment            MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim              2     No commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD          MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed            2     No commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE            Date HUD Disbursed Part B Claim Payment          MM/DD/YYYY
----------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim              2     No commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the                   MM/DD/YYYY
                                   Veterans Admin
----------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim            MM/DD/YYYY
                                    Payment
----------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim      2     No commas(,)
                                                                                       or dollar
                                                                                       signs ($)
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit IIB: Standard File Codes - Delinquency Reporting
--------------------------------------------------------------------------------

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
      o  ASUM-   Approved Assumption
      o  BAP-    Borrower Assistance Program
      o  CO-     Charge Off
      o  DIL-    Deed-in-Lieu
      o  FFA-    Formal Forbearance Agreement
      o  MOD-    Loan Modification
      o  PRE-    Pre-Sale
      o  SS-     Short Sale
      o  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               --------------------------------------------------------
               Delinquency Code Delinquency Description
               --------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               --------------------------------------------------------
               002              FNMA-Illness of principal mortgagor
               --------------------------------------------------------
               003              FNMA-Illness of mortgagor's family
                                member
               --------------------------------------------------------
               004              FNMA-Death of mortgagor's family
                                member
               --------------------------------------------------------
               005              FNMA-Marital difficulties
               --------------------------------------------------------
               006              FNMA-Curtailment of income
               --------------------------------------------------------
               007              FNMA-Excessive Obligation
               --------------------------------------------------------
               008              FNMA-Abandonment of property
               --------------------------------------------------------

               --------------------------------------------------------
               009              FNMA-Distant employee transfer
               --------------------------------------------------------
               011              FNMA-Property problem
               --------------------------------------------------------
               012              FNMA-Inability to sell property
               --------------------------------------------------------
               013              FNMA-Inability to rent property
               --------------------------------------------------------
               014              FNMA-Military Service
               --------------------------------------------------------
               015              FNMA-Other
               --------------------------------------------------------
               016              FNMA-Unemployment
               --------------------------------------------------------
               017              FNMA-Business failure
               --------------------------------------------------------
               019              FNMA-Casualty loss
               --------------------------------------------------------
               022              FNMA-Energy environment costs
               --------------------------------------------------------
               023              FNMA-Servicing problems
               --------------------------------------------------------
               026              FNMA-Payment adjustment
               --------------------------------------------------------
               027              FNMA-Payment dispute
               --------------------------------------------------------
               029              FNMA-Transfer of ownership pending
               --------------------------------------------------------
               030              FNMA-Fraud
               --------------------------------------------------------
               031              FNMA-Unable to contact borrower
               --------------------------------------------------------
               INC              FNMA-Incarceration
               --------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -------------------------------------------------------
                 Status Code    Status Description
               -------------------------------------------------------
                      09        Forbearance
               -------------------------------------------------------
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
               -------------------------------------------------------
                      24        Government Seizure
               -------------------------------------------------------
                      26        Refinance
               -------------------------------------------------------
                      27        Assumption
               -------------------------------------------------------
                      28        Modification
               -------------------------------------------------------
                      29        Charge-Off
               -------------------------------------------------------
                      30        Third Party Sale
               -------------------------------------------------------
                      31        Probate
               -------------------------------------------------------
                      32        Military Indulgence
               -------------------------------------------------------
                      43        Foreclosure Started
               -------------------------------------------------------
                      44        Deed-in-Lieu Started
               -------------------------------------------------------
                      49        Assignment Completed
               -------------------------------------------------------
                      61        Second Lien Considerations
               -------------------------------------------------------
                      62        Veteran's Affairs-No Bid
               -------------------------------------------------------
                      63        Veteran's Affairs-Refund
               -------------------------------------------------------
                      64        Veteran's Affairs-Buydown
               -------------------------------------------------------
                      65        Chapter 7 Bankruptcy
               -------------------------------------------------------
                      66        Chapter 11 Bankruptcy
               -------------------------------------------------------
                      67        Chapter 13 Bankruptcy
               -------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Exhibit IIC: Standard File Layout - Master Servicing
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Column Name                   Description                      Decimal Format Comment               Max
                                                                                                    Size
----------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR              A value assigned by the                  Text up to 10 digits            20
                              Servicer to define a group of
                              loans.
----------------------------------------------------------------------------------------------------------
LOAN_NBR                      A unique identifier assigned to          Text up to 10 digits            10
                              each loan by the investor.
----------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR             A unique number assigned to a            Text up to 10 digits            10
                              loan by the Servicer.  This may
                              be different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------
BORROWER_NAME                 The borrower name as received            Maximum length of 30 (Last,     30
                              in the file.  It is not                  First)
                              separated by first and last
                              name.
----------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                 Scheduled monthly principal and     2    No commas(,) or dollar          11
                              scheduled interest payment that          signs ($)
                              a borrower is expected to pay,
                              P&I constant.
----------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                 The loan interest rate as           4    Max length of 6                  6
                              reported by the Servicer.
----------------------------------------------------------------------------------------------------------
NET_INT_RATE                  The loan gross interest rate        4    Max length of 6                  6
                              less the service fee rate as
                              reported by the Servicer.
----------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                 The servicer's fee rate for a       4    Max length of 6                  6
                              loan as reported by the
                              Servicer.
----------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                  The servicer's fee amount for a     2    No commas(,) or dollar          11
                              loan as reported by the                  signs ($)
                              Servicer.
----------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                   The new loan payment amount as      2    No commas(,) or dollar          11
                              reported by the Servicer.                signs ($)
----------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                 The new loan rate as reported       4    Max length of 6                  6
                              by the Servicer.
----------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                The index the Servicer is using     4    Max length of 6                  6
                              to calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL             The borrower's actual principal     2    No commas(,) or dollar          11
                              balance at the beginning of the          signs ($)
                              processing cycle.
----------------------------------------------------------------------------------------------------------


ACTL_END_PRIN_BAL             The borrower's actual principal     2    No commas(,) or dollar          11
                              balance at the end of the                signs ($)
                              processing cycle.
----------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date at the end of                   MM/DD/YYYY                      10
                              processing cycle that the
                              borrower's next payment is due
                              to the Servicer, as reported by
                              Servicer.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1               The first curtailment amount to     2    No commas(,) or dollar          11
                              be applied.                              signs ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1              The curtailment date associated          MM/DD/YYYY                      10
                              with the first curtailment
                              amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1               The curtailment interest on the     2    No commas(,) or dollar          11
                              first curtailment amount, if             signs ($)
                              applicable.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2               The second curtailment amount       2    No commas(,) or dollar          11
                              to be applied.                           signs ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2              The curtailment date associated          MM/DD/YYYY                      10
                              with the second curtailment
                              amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2               The curtailment interest on the     2    No commas(,) or dollar          11
                              second curtailment amount, if            signs ($)
                              applicable.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3               The third curtailment amount to     2    No commas(,) or dollar          11
                              be applied.                              signs ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3              The curtailment date associated          MM/DD/YYYY                      10
                              with the third curtailment
                              amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                The curtailment interest on the     2    No commas(,) or dollar          11
                              third curtailment amount, if             signs ($)
                              applicable.
----------------------------------------------------------------------------------------------------------
PIF_AMT                       The loan "paid in full" amount      2    No commas(,) or dollar          11
                              as reported by the Servicer.             signs ($)
----------------------------------------------------------------------------------------------------------
PIF_DATE                      The paid in full date as                 MM/DD/YYYY                      10
                              reported by the Servicer.
----------------------------------------------------------------------------------------------------------
ACTION_CODE                   The standard FNMA numeric code           Action Code Key:                 2
                              used to indicate the default/            15=Bankruptcy,
                              delinquent status of a particular        30=Foreclosure, , 60=PIF,
                              loan.                                    63=Substitution,
                                                                       65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                   The amount of the interest          2    No commas(,) or dollar          11
                              adjustment as reported by the            signs ($)
                              Servicer.
----------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor              2    No commas(,) or dollar          11
                              Adjustment                               signs ($)
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                              amount, if applicable.
----------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT              The Non Recoverable Loan            2    No commas(,) or dollar          11
                              Amount, if applicable.                   signs ($)
----------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                 The amount the Servicer is          2    No commas(,) or dollar          11
                              passing as a loss, if                    signs ($)
                              applicable.
----------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL            The scheduled outstanding           2    No commas(,) or dollar          11
                              principal amount due at the              signs ($)
                              beginning of the cycle date to
                              be passed through to investors.
----------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL            The scheduled principal balance     2    No commas(,) or dollar          11
                              due to investors at the end of           signs ($)
                              a processing cycle.
----------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                The scheduled principal amount      2    No commas(,) or dollar          11
                              as reported by the Servicer for          signs ($)
                              the current cycle -- only
                              applicable for Scheduled/
                              Scheduled Loans.
----------------------------------------------------------------------------------------------------------
SCHED_NET_INT                 The scheduled gross interest        2    No commas(,) or dollar          11
                              amount less the service fee              signs ($)
                              amount for the current cycle as
                              reported by the Servicer --
                              only applicable for
                              Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                 The actual principal amount         2    No commas(,) or dollar          11
                              collected by the Servicer for            signs ($)
                              the current reporting cycle --
                              only applicable for
                              Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------
ACTL_NET_INT                  The actual gross interest           2    No commas(,) or dollar          11
                              amount less the service fee              signs ($)
                              amount for the current
                              reporting cycle as reported by
                              the Servicer -- only applicable
                              for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT           The penalty amount received         2    No commas(,) or dollar          11
                              when a borrower prepays on his           signs ($)
                              loan as reported by the
                              Servicer.
----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED        The prepayment penalty amount       2    No commas(,) or dollar          11
                              for the loan waived by the               signs ($)
                              servicer.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MOD_DATE                      The Effective Payment Date of            MM/DD/YYYY                      10
                              the Modification for the loan.
----------------------------------------------------------------------------------------------------------
MOD_TYPE                      The Modification Type.                   Varchar - value can be          30
                                                                       alpha or
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                       numeric
----------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT        The current outstanding             2    No commas(,) or dollar          11
                              principal and interest advances          signs ($)
                              made by Servicer.
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
---------------------------------------------------------------------------
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (y)

      (z) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history
            (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12.
      (aa)  Credits:

      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            * All  other  credits  need  to be  clearly  defined  on  the  332 form
      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial ------------ proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

--------------------------------------------------------------------------------
Exhibit IIE: Calculation of Realized Loss/Gain Form 332
--------------------------------------------------------------------------------


  Prepared by:  __________________                   Date:  _______________
  Phone:  ________________________   Email Address:_____________________


 ---------------------    -------------------------    -----------------------
| Servicer Loan No.   |  | Servicer Name           |  | Servicer Address       |
|                     |  |                         |  |                        |
|                     |  |                         |  |                        |
 ---------------------    -------------------------    -----------------------

  WELLS FARGO BANK, N.A. Loan No._____________________________

  Borrower's Name: _____________________________________________________
  Property Address: ____________________________________________________

  Liquidation Type:  REO Sale      3rd Party Sale       Short Sale    Charge Off

  Was this loan granted a Bankruptcy deficiency or cramdown      Yes       No
  If "Yes", provide deficiency or cramdown amount ______________________________

  Liquidation and Acquisition Expenses:
  (1)  Actual Unpaid Principal Balance of Mortgage Loan      $ ___________ (1)
  (2)  Interest accrued at Net Rate                            ___________ (2)
  (3)  Accrued Servicing Fees                                  ___________ (3)
  (4)  Attorney's Fees                                         ___________ (4)
  (5)  Taxes (see page 2)                                      ___________ (5)
  (6)  Property Maintenance                                    ___________ (6)
  (7)  MI/Hazard Insurance Premiums (see page 2)               ___________ (7)
  (8)  Utility Expenses                                        ___________ (8)
  (9)  Appraisal/BPO                                           ___________ (9)
  (10) Property Inspections                                    ___________ (10)
  (11) FC Costs/Other Legal Expenses                           ___________ (11)
  (12) Other (itemize)                                         ___________ (12)
       Cash for Keys__________________________                 ___________ (12)
       HOA/Condo Fees_______________________                   ___________ (12)
       ______________________________________                  ___________ (12)

       Total Expenses                                        $ ___________ (13)
  Credits:
  (14) Escrow Balance                                        $ ___________ (14)
  (15) HIP Refund                                              ___________ (15)

  (16) Rental Receipts                                         ___________ (16)
  (17) Hazard Loss Proceeds                                    ___________ (17)
  (18) Primary Mortgage Insurance / Gov't Insurance            ___________ (18a)
  HUD Part A
                                                               ___________ (18b)

  HUD Part B
  (19) Pool Insurance Proceeds                                 ___________ (19)
  (20) Proceeds from Sale of Acquired Property                 ___________ (20)
  (21) Other (itemize)                                         ___________ (21)
       _________________________________________               ___________ (21)

       Total Credits                                         $ ___________ (22)
  Total Realized Loss (or Amount of Gain)                    $ ___________ (23)

Escrow Disbursement Detail


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   Type      Date Paid   Period of  Total Paid    Base    Penalties   Interest
(Tax /Ins.)              Coverage                Amount
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

                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

      Re:   The [        ] agreement dated as of [        ], 200[  ]
            (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                  EXH. A-1-1

                                     Date:_____________________________________


                                     By:  _____________________________________
                                          Name:
                                          Title:




                                  EXH. A-1-2

                                  EXHIBIT B-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



--------------------------------------------------------------------------------
                                                                   Applicable
                                                                    Servicing
                                Servicing Criteria                  Criteria
--------------------------------------------------------------------------------
   Reference                         Criteria
--------------------------------------------------------------------------------
                       General Servicing Considerations
--------------------------------------------------------------------------------
                 Policies and procedures are instituted to
                 monitor any performance or other triggers and          X
                 events of default in accordance with the
1122(d)(1)(i)    transaction agreements.
--------------------------------------------------------------------------------
                 If any material servicing activities are
                 outsourced to third parties, policies and
                 procedures are instituted to monitor the third         X
                 party's performance and compliance with such
1122(d)(1)(ii)   servicing activities.
--------------------------------------------------------------------------------
                 Any requirements in the transaction agreements
                 to maintain a back-up servicer for the mortgage
1122(d)(1)(iii)  loans are maintained.
--------------------------------------------------------------------------------
                 A fidelity bond and errors and omissions policy
                 is in effect on the party participating in the
                 servicing function throughout the reporting            X
                 period in the amount of coverage required by
                 and otherwise in accordance with the terms of
1122(d)(1)(iv)   the transaction agreements.
--------------------------------------------------------------------------------
                      Cash Collection and Administration
--------------------------------------------------------------------------------
                 Payments on mortgage loans are deposited into
                 the appropriate custodial bank accounts and
                 related bank clearing accounts no more than two        X
                 business days following receipt, or such other
                 number of days specified in the transaction
1122(d)(2)(i)    agreements.
--------------------------------------------------------------------------------
                 Disbursements made via wire transfer on behalf
                 of an obligor or to an investor are made only          X
1122(d)(2)(ii)   by authorized personnel.
--------------------------------------------------------------------------------
                 Advances of funds or guarantees regarding
                 collections, cash flows or distributions, and
                 any interest or other fees charged for such            X
                 advances, are made, reviewed and approved as
1122(d)(2)(iii)  specified in the transaction agreements.
--------------------------------------------------------------------------------
                 The related accounts for the transaction, such
                 as cash reserve accounts or accounts
                 established as a form of overcollateralization,        X
                 are separately maintained (e.g., with respect
                 to commingling of cash) as set forth in the
1122(d)(2)(iv)   transaction agreements.
--------------------------------------------------------------------------------


                                  EXH. B-1-1

--------------------------------------------------------------------------------
                                                                   Applicable
                                                                    Servicing
                                Servicing Criteria                  Criteria
--------------------------------------------------------------------------------
   Reference                         Criteria
--------------------------------------------------------------------------------
                 Each custodial account is maintained at a
                 federally insured depository institution as set
                 forth in the transaction agreements. For
                 purposes of this criterion, "federally insured
                 depository institution" with respect to a              X
                 foreign financial institution means a foreign
                 financial institution that meets the
                 requirements of Rule 13k-1 (b)(1) of the
1122(d)(2)(v)    Securities Exchange Act.
--------------------------------------------------------------------------------
                 Unissued checks are safeguarded so as to               X
1122(d)(2)(vi)   prevent unauthorized access.
--------------------------------------------------------------------------------
                 Reconciliations are prepared on a monthly basis
                 for all asset-backed securities related bank
                 accounts, including custodial accounts and
                 related bank clearing accounts. These
                 reconciliations are (A) mathematically
                 accurate; (B) prepared within 30 calendar days
                 after the bank statement cutoff date, or such
                 other number of days specified in the                  X
                 transaction agreements; (C) reviewed and
                 approved by someone other than the person who
                 prepared the reconciliation; and (D) contain
                 explanations for reconciling items. These
                 reconciling items are resolved within 90
                 calendar days of their original identification,
                 or such other number of days specified in the
1122(d)(2)(vii)  transaction agreements.
--------------------------------------------------------------------------------
                      Investor Remittances and Reporting
--------------------------------------------------------------------------------
                 Reports to investors, including those to be
                 filed with the Commission, are maintained in
                 accordance with the transaction agreements and
                 applicable Commission requirements.
                 Specifically, such reports (A) are prepared in
                 accordance with timeframes and other terms set
                 forth in the transaction agreements; (B)
                 provide information calculated in accordance           X
                 with the terms specified in the transaction
                 agreements; (C) are filed with the Commission
                 as required by its rules and regulations; and
                 (D) agree with investors' or the trustee's
                 records as to the total unpaid principal
                 balance and number of mortgage loans serviced
1122(d)(3)(i)    by the Servicer.
--------------------------------------------------------------------------------
                 Amounts due to investors are allocated and
                 remitted in accordance with timeframes,                X
                 distribution priority and other terms set forth
1122(d)(3)(ii)   in the transaction agreements.
--------------------------------------------------------------------------------
                 Disbursements made to an investor are posted
                 within two business days to the Servicer's             X
                 investor records, or such other number of days
1122(d)(3)(iii)  specified in the transaction agreements.
--------------------------------------------------------------------------------
                 Amounts remitted to investors per the investor
                 reports agree with cancelled checks, or other          X
1122(d)(3)(iv)   form of payment, or custodial bank statements.
--------------------------------------------------------------------------------


                                  EXH. B-1-2

--------------------------------------------------------------------------------
                                                                   Applicable
                                                                    Servicing
                                Servicing Criteria                  Criteria
--------------------------------------------------------------------------------
   Reference                         Criteria
--------------------------------------------------------------------------------
                           Pool Asset Administration
--------------------------------------------------------------------------------
                 Collateral or security on mortgage loans is
                 maintained as required by the transaction              X
1122(d)(4)(i)    agreements or related mortgage loan documents.
--------------------------------------------------------------------------------
                 Mortgage loan and related documents are
                 safeguarded as required by the transaction             X
1122(d)(4)(ii)   agreements
--------------------------------------------------------------------------------
                 Any additions, removals or substitutions to
                 the asset pool are made, reviewed and approved         X
                 in accordance with any conditions or
1122(d)(4)(iii)  requirements in the transaction agreements.
--------------------------------------------------------------------------------
                 Payments on mortgage loans, including any
                 payoffs, made in accordance with the related
                 mortgage loan documents are posted to the
                 Servicer's obligor records maintained no more
                 than two business days after receipt, or such          X
                 other number of days specified in the
                 transaction agreements, and allocated to
                 principal, interest or other items (e.g.,
                 escrow) in accordance with the related mortgage
1122(d)(4)(iv)   loan documents.
--------------------------------------------------------------------------------
                 The Servicer's records regarding the mortgage
                 loans agree with the Servicer's records with           X
                 respect to an obligor's unpaid principal
1122(d)(4)(v)    balance.
--------------------------------------------------------------------------------
                 Changes with respect to the terms or status of
                 an obligor's mortgage loans (e.g., loan
                 modifications or re-agings) are made, reviewed         X
                 and approved by authorized personnel in
                 accordance with the transaction agreements and
1122(d)(4)(vi)   related pool asset documents.
--------------------------------------------------------------------------------
                 Loss mitigation or recovery actions (e.g.,
                 forbearance plans, modifications and deeds in
                 lieu of foreclosure, foreclosures and
                 repossessions, as applicable) are initiated,           X
                 conducted and concluded in accordance with the
                 timeframes or other requirements established by
1122(d)(4)(vii)  the transaction agreements.
--------------------------------------------------------------------------------
                 Records documenting collection efforts are
                 maintained during the period a mortgage loan is
                 delinquent in accordance with the transaction
                 agreements. Such records are maintained on at
                 least a monthly basis, or such other period
                 specified in the transaction agreements, and           X
                 describe the entity's activities in monitoring
                 delinquent mortgage loans including, for
                 example, phone calls, letters and payment
                 rescheduling plans in cases where delinquency
                 is deemed temporary (e.g., illness or
1122(d)(4)(viii) unemployment).
--------------------------------------------------------------------------------


                                  EXH. B-1-3

--------------------------------------------------------------------------------
                                                                   Applicable
                                                                    Servicing
                                Servicing Criteria                  Criteria
--------------------------------------------------------------------------------
   Reference                         Criteria
--------------------------------------------------------------------------------
                 Adjustments to interest rates or rates of
                 return for mortgage loans with variable rates          X
                 are computed based on the related mortgage loan
1122( d)( 4)(ix) documents.
--------------------------------------------------------------------------------
                 Regarding any funds held in trust for an
                 obligor (such as escrow accounts): (A) such
                 funds are analyzed, in accordance with the
                 obligor's mortgage loan documents, on at least
                 an annual basis, or such other period specified
                 in the transaction agreements; (B) interest on         X
                 such funds is paid, or credited, to obligors in
                 accordance with applicable mortgage loan
                 documents and state laws; and (C) such funds
                 are returned to the obligor within 30 calendar
                 days of full repayment of the related mortgage
                 loans, or such other number of days specified
1122( d)( 4)(x)  in the transaction agreements.
--------------------------------------------------------------------------------
                 Payments made on behalf of an obligor (such as
                 tax or insurance payments) are made on or
                 before the related penalty or expiration dates,
                 as indicated on the appropriate bills or
                 notices for such payments, provided that such          X
                 support has been received by the servicer at
                 least 30 calendar days prior to these dates, or
                 such other number of days specified in the
1122( d)( 4)(xi) transaction agreements.
--------------------------------------------------------------------------------
                 Any late payment penalties in connection with
                 any payment to be made on behalf of an obligor
                 are paid from the servicer's funds and not             X
                 charged to the obligor, unless the late payment
1122(d)(4)(xii)  was due to the obligor's error or omission.
--------------------------------------------------------------------------------
                 Disbursements made on behalf of an obligor are
                 posted within two business days to the
                 obligor's records maintained by the servicer,          X
                 or such other number of days specified in the
1122(d)(4)(xiii) transaction agreements.
--------------------------------------------------------------------------------
                 Delinquencies, charge-offs and uncollectible
                 accounts are recognized and recorded in                X
1122(d)(4)(xiv)  accordance with the transaction agreements.
--------------------------------------------------------------------------------
                 Any external enhancement or other support,
                 identified in Item 1114(a)(1) through (3) or
                 Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)   set forth in the transaction agreements.
--------------------------------------------------------------------------------


                                  EXH. B-1-4

                                        [AMERICAN HOME] [NAME OF SUBSERVICER]


                                        Date:  _________________________________



                                        By:    _________________________________
                                               Name:
                                               Title:



                                  EXH. B-1-5

                                   EXHIBIT C


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-8AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

       In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Sale and Servicing Agreement, dated as of January 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, American Home Mortgage Corp., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

       Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                        [NAME OF PARTY]

                                        as [role]


                                        By: __________________

                                            Name:

                                            Title:





                                   EXH. C-1